UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2021

ON24, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39965	94-3292599
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Beale Street, 8th Floor San Francisco, CA 94105		94105
(Address of principal executive offices)		(Zip Code)

(415) 369-8000 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ONTF	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

In June 2021, ON24, Inc. (the “Company”) was subject to a security incident involving ransomware, which impacted certain internal systems and a limited number of customer events. Most Company services continued to be available. Promptly upon detecting the incident, the Company launched an investigation, engaged with law enforcement, and took steps to contain the incident and restore impacted event types. As a result of the Company’s restoration work, all scheduled customer events were operational within 24 hours.

The incident has not resulted in any material impact to the Company, its operations or its ability to provide its services. Likewise, the incident has not had any material impact on the Company’s results of operations or financial position.

Some data maintained in the Company’s internal systems was impacted. The Company has taken steps to avoid the release of any impacted data. The Company recently concluded its forensic analysis and is working to complete its investigation, with assistance from outside experts, including its investigation of the impact to any employee, customer and/or vendor data. The security of its systems is always a top priority for the Company, and it intends to take all necessary actions, including providing notifications as appropriate, based upon the results of its investigation.

Cautionary Note Regarding Forward-Looking Statements

This document contains “forward-looking statements” under applicable securities laws. Such statements can be identified by words such as: “expect,” “convert,” “believe,” “plan,” “future,” “may,” “should,” “will,” “ongoing” and similar references to future periods. Forward-looking statements include express or implied statements regarding the Company’s plans, objectives, goals and beliefs, including the Company’s belief that it, its operations, its ability to provide its services, and its results of operations and financial position have not been materially impacted by the June 2021 incident, the outcome or implications of the Company’s investigation, and other statements regarding the Company’s business strategies, growth, or other future events or conditions. Such statements are based on the Company’s current beliefs, expectations and assumptions about future events or conditions, which are subject to inherent risks and uncertainties, including disruptions or other issues with the Company’s technology or third-party services and compliance with data privacy and other laws and regulations, along with the other risks and uncertainties discussed in the filings the Company makes from time to time with the Securities and Exchange Commission. Actual results may differ materially from those indicated in forward-looking statements, and you should not place undue reliance on them. All statements herein are based only on information currently available to us and speak only as of the date hereof. Except as required by law, the Company undertakes no obligation to update any such statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 28, 2021	ON24, Inc.

	By:	/s/ Steven Vattuone
Steven Vattuone
Chief Financial Officer

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